EXHIBIT 99.19

                                    CITATION
                               THE STATE OF TEXAS             CAUSE NO. GN200180


MARI L. STASSI ET AL                      , Plaintiff

     vs.
     --

RODNEY A. BOONE ET AL                     , Defendant


To:  LOCH HARRIS, INC.
---
     BY DELIVERING TO ITS REGISTERED AGENT
     MARK E. BAKER
     515 CAPITAL OF TX. HWY., #245
     AUSTIN, TEXAS 78746

Defendant, in the above styled and numbered cause:


YOU HAVE BEEN SUED. YOU MAY EMPLOY AN ATTORNEY. IF YOU OR YOUR ATTORNEY DO NOT FILE A WRITTEN ANSWER WITH THE CLERK WHO ISSUED THIS CITATION BY 10:00 A. M. ON THE MONDAY NEXT FOLLOWING THE EXPIRATION OF TWENTY DAYS AFTER YOU WERE SERVED THIS CITATION AND PETITION, A DEFAULT JUDGMENT MAY BE TAKEN AGAINST YOU.


Attached is a copy of the   ORIGINAL PETITION
                          ------------------------------------------------------
of the  PLAINTIFF  in the above styled and numbered cause, which was filed on
       -----------
the 18th day of January, 2002, in the 201ST  Judicial District Court of Travis
    -------------------------         -----
County, Austin, Texas.


     ISSUED AND GIVEN UNDER MY HAND AND SEAL of said Court at office, this the 22nd day of January, 2002.
-------------------------

REQUESTED BY:                                      AMALIA RODRIGUEZ-MENDOZA
DONALD R. TAYLOR                                   Travis County District Clerk
327 CONGRESS AVENUE, SUITE 600                     Travis County Courthouse
AUSTIN, TX 78701                                   1000 Guadalupe, P.O. Box 1748
(512) 473-2257                                     Austin, Texas

                                [GRAPHIC OMITTED]
                                                   By
                                                      --------------------------
                                                      CARL KEARNEY, Deputy

-------------------------------------RETURN-------------------------------------

Came to hand on the    day of         ,    at    o'clock   .M., and executed at
                   ----      --------- ----  ----        --

                    , within the County of                  on the        day of
--------------------                       ----------------        -------

                ,       at   o'clock    .M., by  delivering  to the within named
----------------  -----    --        ---

--------------------------------------------------------------------------------

                         , each in person, a true copy of this citation together
-------------------------
with the accompanying pleading, having first attached such copy of such citation to such copy of pleading and endorsed on such copy of citation the date of delivery.

Service Fee: $
              ------------                   -----------------------------------
                                             SHERIFF/CONSTABLE/AUTRORIZED PERSON
                                             BY:
                                                --------------------------------
Sworn to and subscribed before me this the
        day of                           .   -----------------------------------
-------        -----------------  -------

-----------------------------------------    PRINTED NAME OF SERVOR
NOTARY PUBLIC, THE STATE OF TEXAS                                  County, Texas
Service Copy                                 ----------------------
                                                                GN200180-001
                              Constable Precinct 5


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                                                                            COPY
                               CAUSE NO. GN200180
                                         --------


MARI L. STASSI AND ROBERT              )            IN THE DISTRICT COURT OF
                                       )
                                       )
                                       )
STEWART, DERIVATIVELY ON BEHALF OF     )
LOCH HARRIS, INC.,                     )
                  PLAINTIFFS,          )
                                       )
RODNEY A. BOONE, MARK E. BAKER,        )       TRAVIS COUNTY
CHARLES BLACKWELL,                     )
                  DEFENDANTS,          )
                                       )
LOCH HARRIS, INC.,                     )
                  NOMINAL DEFENDANT.   )       201st JUDICIAL DISTRICT
                                               -----


                        ORIGINAL PETITION AND JURY DEMAND
                        ---------------------------------

     Plaintiffs, by their attorneys, allege upon personal knowledge as to their own acts and upon information and belief as to all other matters, as follows:

                        I. DISCOVERY CONTROL PLAN LEVEL 3

     Plaintiff intends discovery to be conducted under Level 3 of the Discovery Control Plan, Rule 190.4 of the Texas Rules of Civil Procedure.

                            II. NATURE OF THE ACTION

1. This is a stockholders' derivative action lawsuit brought on behalf of Loch Harris, Inc. ("Loch Harris" or the "Company") who has been harmed as a result of the gross mismanagement by the Company's present officers and directors. Moreover, the board of directors have failed to call an annual meeting for election of directors for the past four years. Loch Harris' board of directors, which presently consists of Rodney Boone ("Boone"), Mark E. Baker ("Baker"), and Charles Blackwell ("Blackwell"), is not independent and is incapable of taking action that is sought herein.

2. The defendants are using their fiduciary positions of control over Loch Harris to


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favor  their  own  interests  over  the  interests  of  the  Company's  public stockholders and intentionally breaching the requirements of Nevada Business Corporations Act, thereby breaching their fiduciary duties to the proposed class.

                                  III. PARTIES

3. Plaintiff Mari L. Stassi is a resident of Dane County, Wisconsin and at all relevant times has been the record and/or beneficial owner of 130,500 shares of Loch Harris common stock.

4. Plaintiff Robert Stewart is a resident of Lubbock County, Texas and at all relevant times has been the record and/or beneficial owner of 250,000 shares of Loch Harris common stock.

5. Nominal defendant Loch Harris is a corporation duly organized and existing under the laws of the State of Nevada. The Company's principal place of business is located at 8303 N. Mopac, A-101, Austin, Texas 78759. The Company may be served with citation by serving its registered agent for service of process, Mark E. Baker at 515 Capital of Texas Hwy, #245, Austin, Texas 78746. Loch Harris, which has a market cap of approximately $16,720,000, acquires and develops high-tech companies with a potential to become spin-off public corporations. The Company's target areas are information and communications, agri-business, and energy. As of March 31, 2000, there were 417,930,000 Loch Harris shares outstanding.

6. Defendant Boone is presently the Chairman of the Board of Directors, President, and Chief Executive Officer of the Company. Boone is also a principal in related companies spun-off by Loch Harris: Agratech International, Inc. ("Agratech"); Infotech Systems International, Inc. ("Infotech"); Chemical Detection Technology, Inc. (Chemical

Original Petition and Jury Demand - Page 2


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Detection");  Chemtech/PMR,  Inc.  ("Chemtech")  and  Petrotech  Resources
International, Inc. ("Petrotech"). Boone through his positions at Loch Harris controls the day-to-day operations of the Company. Upon information and belief, Defendant Boone is an individual residing in Travis County, Texas and may be served with citation by delivering it to his place of business at 8303 N. Mopac, A-101, Austin, Texas 78759.

7. Defendant Baker is a Director, Chief Financial Officer, Secretary, and Treasurer of Loch Harris. Baker is also affiliated with Agratech, Infotech, Chemical Detection, and Chemtech. Baker, in his positions at Loch Harris and the other related companies, directly reports to Boone in the day-to-day management of the Company. Upon information and belief, Defendant Baker is an individual residing in Travis County, Texas and may be served with citation by delivering it to his place of business at 8303 N. Mopac, A-101, Austin, Texas 78759.

8. Defendants Blackwell is a Director of Loch Harris. Blackwell is also affiliated with Petrotech. Blackwell is beholden to defendants Boone and Baker through his work on behalf of Loch Harris and Petrotech. Upon information and belief, Defendant Blackwell is an individual residing in Travis County, Texas and may be served with citation by delivering it to his place of business at 8303 N. Mopac, A-101, Austin, Texas 78759.

9. Because of their positions as officers/directors of the Company, the Individual Defendants owe a fiduciary duty of loyalty and due care to plaintiff and the other members of the class.

10. Each defendant herein is sued individually as a conspirator and aider and abettor, as well as in his/her capacity as an officer and/or director of the Company, and the liability of each arises from the fact that he or she has engaged in all or part of the unlawful acts,

Original Petition and Jury Demand - Page 3


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plans, schemes, or transactions complained of herein.

                           IV. JURISDICTION AND VENUE

11. Venue is proper in Travis County, Texas because it is the county in which all or a substantial part of the events or omissions giving rise to Plaintiffs claim occurred. The damages sought against Defendants are in excess of the minimum jurisdictional limits of the Court.

                           V. SUBSTANTIVE ALLEGATIONS

12. By the acts, transactions, and courses of conduct alleged herein, defendants, individually and as part of a common plan and scheme and/or aiding and abetting one another in total disregard of their fiduciary duties, are attempting to deprive unfairly plaintiff and the Class of the opportunity to maximize the value of their investment in Loch Harris.

     Violation of the Nevada Business Corporations Act
     -------------------------------------------------

13. Loch Harris is the present name of a company that was initially incorporated in 1985 under the name Green Resources, Inc. In 1986, Green Resources changed its name to Eclectix, Inc. In 1998, Eclectix changed its name to Loch Harris.

14. The defendants, who constitute the Board of Directors and principal management of Loch Harris, have not convened a stockholder's meeting in more than four years and stockholders have thus not been given an opportunity to vote for the membership of Loch Harris' board.

15. Pursuant to Section 78.345 of the Nevada Revised Statutes, stockholders of a company may compel a current board of directors to order the election of directors. Plaintiffs, herein, seek an order from the Court compelling the board to hold a stockholder meeting and election of directors. As set forth below, the current board of directors have

Original Petition and Jury Demand - Page 4


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engaged  in  repeated breaches of fiduciary duties to the Company's stockholders and  are  unfit  to  act  as  custodians  of  the  stockholders'  interests.

16. Presently, Loch Harris is in non-compliant status with the Securities and Exchange Commission ("SEC") as a result of defendants' failure to file periodic reports with the SEC as required by the Securities Exchange Act of 1934.

17. Defendants, who are charged with the day-to-day operations of the Company, by failing to file usual corporate reports and failing to hold any stockholder meetings wherein stockholders could exercise their valuable right of franchise, have knowingly violated regulatory requirements that have resulted in a loss of business credibility and exposed Loch Harris to the cost of reinstatement, compliance investigations, and stockholder suits.

     Resignation of Loch Harris' Independent Auditor
     -----------------------------------------------

18. In December 2000, Loch Harris was advised that its auditors, Brown, Graham & Company, P.C. ("Brown Graham") that it was terminating its relationship with Loch Harris because, inter alia, the auditors could no longer rely upon management's representations. Brown Graham withdrew all of its reports for the fiscal years 1998 and 1999, citing accounting irregularities including accounting for valuation of assets purchased by the Company, the value of restricted stock issued to persons and affiliate of Loch Harris, and the claimed exemption taken during a public stock offering conducted in fiscal 1999.

19. Defendants, especially Boone as President and Baker as CFO, were aware of the accounting irregularities but took no action to correct the problems or even institute accounting procedure that would have permitted the Company to address the problems prior to the termination of the accounting relationship by the Company's auditor.

20. Defendants' complete failure to supervise, monitor, or address the accounting

Original Petition and Jury Demand - Page 5


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irregularities  has  resulted  in  considerable  harm  to  Loch  Harris  and its stockholders.

     Failure to Distribute CDEX Stock Designated For Stockholders
     ------------------------------------------------------------

21.  On  August  4,  2001,  the Company  and  CDEX Inc. ("CDEX") entered into an
Asset Purchase Agreement whereby CDEX purchased certain intellectual property rights, including copyrights, trademark rights and patents held by Loch Harris. In exchange, CDEX agreed to deliver 61,000,000 shares to Loch Harris and its stockholders and an additional 8,325,000 shares of restricted common stock to Boone, Baker, and Frank Jakovac, another employee of Loch Harris.

22. According to the terms of the Asset Purchase Agreement, 48,000,000 shares of the CDEX stock was to be given to Loch Harris' Board of Directors who would then provide it to the Company's transfer agent for distribution directly to Loch Harris stockholders on a one for ten pro-rata basis. As of the present date, distribution of such stock has never even been attempted by the defendants.

23. Defendants, therefore, by failing to distribute the CDEX stock, have breached not only the terms of the Asset Purchase Agreement but also intentionally failed to honor their fiduciary duties owed to Loch Harris stockholders.

24. Moreover, Defendants Boone and Baker have individually received more than 4 million CDEX shares as a result of the CDEX purchase. Additionally, Boone and Baker have each been hired as "consultants" to CDEX for undisclosed sums pursuant to Executive Services Agreements executed in July 2001. Boone and Baker have personally benefitted to a far greater measure than the Loch Harris public stockholders and entered into the Asset Purchase Agreement to favor their own interests to the detriment of the Loch Harris stockholders.

Original Petition and Jury Demand - Page 6


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25.  Because  Boone  and  Baker dominate and control the day-to-day business and corporate affairs of the Company, they have caused the Company to enter into the grossly unfair CDEX Agreement in violation of their fiduciary duties to the Class.

26. As demonstrated by the conduct set forth above, the defendants have repeatedly breached their fiduciary and other common law duties owed to plaintiffs and other members of the Class in that they have not and are not exercising independent business judgment and have acted and are acting to the detriment of Loch Harris and its stockholders.

27. Unless enjoined by the Court, Defendants will continue to breach their fiduciary duties owed to plaintiff and the members of the Class, and/or aid and abet and participate in such breaches of duty, and could permit further breaches of fiduciary duty, all to the irreparable harm of plaintiff and other members of the Class.

     Duties And Obligations Of The Company's Officers And Directors
     --------------------------------------------------------------

28. At all relevant times, the individual defendants and Loch Harris's senior officers operated as a collective entity through periodic meetings held either in person or telephonically where they discussed matters affecting the Company's businesses and reached collective and consensual decisions regarding actions taken. The individual defendants also received information in the form of written or oral reports relating to the Company's businesses, including internal, periodic (including monthly) financial statements and official data and reports in advance of, at, and subsequent to Board meetings in connection therewith. Loch Harris's corporate business at the Loch Harris board level was conducted through, inter alia, resolutions passed by its directors acting collectively, as is reflected in the minutes of Board meetings. Thus, because the individual defendants and

Original Petition and Jury Demand - Page 7


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Loch  Harris's  senior  executives  acted  as  a  unit,  conducted Loch Harris's business pursuant to consensual agreements and formal resolutions and received collectively and/or disseminated the same information about Loch Harris's business at or about the same time, it is appropriate to treat the individual defendants as a collective group for the purposes of this complaint.

29. As set forth above, each of the individual defendants, as a result of their directorships and longstanding involvement with Loch Harris and/or related companies, knew or were reckless in not knowing of the importance of their duty to exercise loyalty and due care in the management and administration of the affairs of the Company and its subsidiaries and in the use and preservation of its property and assets. Further, Loch Harris' officers and the individual defendants owed a duty to the Company and its stockholders to ensure that Loch Harris and its subsidiaries did not engage in any unsafe or unsound practices, including business combinations that waste corporate assets and met the requirements imposed by the Nevada Business Corporations Act. As a result, each defendant as principal guardian of the stockholders' interests, had a direct and heightened fiduciary responsibility to assure that the Company had designed, implemented and monitored appropriate internal controls and mechanisms to insure strict and unequivocal adherence in this critical area. Not only did the individual defendants fail in these most critical of fiduciary responsibilities of loyalty but each defendant knew or should have known that the directors and officers were acting ultra vires, yet did little, if anything, to rectify this conduct which jeopardizes Loch Harris' continued financial integrity and standing in the business community.

30.  Each defendant further owed to the Company and its stockholders the duty to

Original Petition and Jury Demand - Page 8


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exercise  due  care  and  diligence  in the management and administration of the affairs  of  Loch  Harris.

31. To discharge these duties, each defendant was required to exercise reasonable and prudent supervision over the management, policies, practices, controls, and financial affairs of Loch Harris, and to insure that the Company seeks recompense from those responsible for prior and current wrongs done to it. By virtue of this obligation of due care and diligence, individual defendants were required to, inter alia:

     (a) manage, conduct, supervise, and direct the employees, business, and affairs of Loch Harris in accordance with state and federal laws and regulations, and the charters, regulations, rules, and by-laws of the Company;

     (b) exercise reasonable control and supervision over the officers, employees, and agents of Loch Harris to assure that they act in a manner that does not unfairly place their interests above that of Loch Harris stockholders;

     (c) ensure the prudence and soundness of the policies and practices undertaken, or proposed to be undertaken, by Loch Harris, including extraordinary transactions;

     (d) remain informed as to how Loch Harris was, in fact, operating and, upon receiving notice or information of an imprudent or unsound decision, condition, or practice, to make a reasonable investigation in connection therewith and to take steps to correct that decision, condition, or practice;

     (e) conduct the affairs of the Company in an efficient business-like manner so as to make it possible to provide the highest quality services and maximize the profitability of the Company for the benefit of its stockholders; and

     (f) avoid acting in a manner that favors their interests above those of the Company's public shares.

32. The individual defendants breached their fiduciary duties by, among other things:

     (a) failing to design, implement and monitor appropriate controls and policies with respect to the Company's practices and procedures, including controls and policies to ensure that neither the Company nor its stockholders will suffer damages in any extraordinary transaction, including related-party transactions;

Original Petition and Jury Demand - Page 9


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     (b)  failing  to  supervise adequately the operations of Loch Hams to avoid corporate  waste;

     (c) failing to supervise adequately the employees and managers of Loch Harris to avoid self-dealing and failing to instruct them to act with honesty and integrity in order to preserve and enhance Loch Harris's reputation with the business community; and

     (d) failing to structure a transaction that promotes the interests of the public stockholders above the self-interest of the individual defendants.

     Derivative Allegations Regarding Demand Futility
     ------------------------------------------------

33. Plaintiffs bring this action as a derivative action on behalf of, and for the benefit of, Loch Harris to remedy the director individual defendants' wrongdoing alleged herein.

34. Plaintiffs will fairly and adequately represent the interests of Loch Harris and its stockholders in enforcing and prosecuting the Company's rights.

35. Under the circumstances, demand upon the Board of Directors is futile and thereby excused because more than a majority of the board is conflicted through their participation in the wrongdoing alleged or under the control of those parties engaged in the wrongdoing. Defendants Boone, Baker, and Blackwell are alleged to have engaged in the mismanagement in violation of the Nevada Business Corporations Act. Defendants Boone and Baker are principally employed at Loch Harris. Defendant Blackwell is also disabled by a potential conflict of interest through his work for Loch Harris and inter-locking board and company management positions with Boone.

36. Further, the individual defendants are in no position to prosecute this action because:

     (a) individual defendants were on notice of the potential wrongdoing from the existence of an on-going SEC investigation and nevertheless have taken no steps to prevent the wrongdoing from repeatedly occurring.

Original Petition and Jury Demand - Page 10


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     (b)  the  directors  of  Loch  Harris  cannot  defend  their actions by any alleged "independent" business judgment in seeking to have this action dismissed since it would undoubtedly be to the benefit of Loch Harris and the detriment of the defendants to recover the damages caused by the defendants and to assert these derivative claims.

     (c) as a general matter in recent years, insurance policies covering the liability of a corporation's officers and directors purport to exclude legal claims asserted directly by the corporation against such persons. Thus, there was, and is, a substantial disincentive for Loch Harris to bring any action directly against the individual defendants herein; and

     (d) generally, under the terms of such directors' and officers' insurance policies, a corporation would be required by the carriers to cooperate in the defense of any claims, such as the present action, which seek to impose liability upon certain officers and directors of Loch Harris, including the individual defendants in this action, for misconduct and mismanagement. Thus, if the policy or policies which Loch Harris maintains contain the foregoing provision, the insurance carriers would argue that Loch Harris and the individual defendants are thereby contractually disabled from complying with any demand that would cause Loch Harris to institute, and/or prosecute any action against the individual defendants for such misconduct and mismanagement; because to do so could result in the loss to Loch Harris of its insurance coverage. Similarly, Loch Harris would be disabled from pursuing the individual defendants as it would not benefit from any insurance they may have.

37. Each of the individual defendants had a direct self-interest in and personally benefited from ignoring the illegal and wrongful acts at issue in this action. The personal financial benefits received by the majority of the individual defendants include, inter alia, payment for service as a director,
                                  ----- ----
payment for attending meetings, salaries for directors, and extensive stock options. The individual defendants also benefit through the continued power and prestige that their directorships afford.

                VI. AS AND FOR A FIRST CAUSE OF ACTION FOR BREACH
               OF FIDUCIARY DUTY AGAINST THE INDIVIDUAL DEFENDANTS

38. Plaintiffs hereby incorporate by reference all paragraphs set forth above.

39. Each of the individual defendants, jointly and severally, is liable for the wrongdoing

Original Petition and Jury Demand - Page 11


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alleged  herein regarding, inter alia, the mismanagement of corporate machinery, the failure to hold a stockholders' meeting, the failure to maintain the Company's standing with NASDAQ, the failure to distribute CDEX stock to the Loch Harris' stockholders, and usurpation of corporate opportunity through individual grants of stock and consulting agreements directly to the defendants.

40. Such acts, and/or omissions to act constitute a waste of corporate assets, gross mismanagement, gross negligence or recklessness, and, being illegal, are incapable of ratification by the Board.

41. The individual defendants, because of their positions of control and authority as executive or operating officers and/or directors of the Company, were able to and did, directly or indirectly control the conduct of its business, employees, and consultants. Therefore, each defendant identified herein is liable as a direct participant in, a conspirator and/or an aider and abettor of the egregious wrongs.

42. This conduct was carried on at the expense of Loch Harris. Additionally, the individual defendants have committed one or more acts or omissions which furthered their own personal interest and were not for the benefit of the Company.

43. As a direct and proximate result of individual defendants' failure to exercise due care in the performance of their duties as alleged herein, Loch Harris has engaged in imprudent and unlawful activities all of which have caused significant losses to Loch Hams.

44. By reason of individual defendants' misconduct as set forth above, Loch Harris has suffered damages, in an amount not presently determinable.

Original Petition and Jury Demand - Page 12


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                     VII. AS AND FOR A SECOND CAUSE OF ACTION

                   FOR GROSS NEGLIGENCE AGAINST THE DEFENDANTS


45. Plaintiffs hereby incorporate by reference all paragraphs set forth above.

46. Each of the individual defendants committed one or more acts of gross negligence in the conduct of the Company's business. Defendants, as officers, directors, and managers of Loch Harris, owed Loch Harris duties of care in the performance of their duties. Each defendant breached his duty of care to Loch Harris by acting in a grossly negligent fashion in the performance of such duty.

47. The Company has been greatly damaged in, among other ways, the following manner:

     (a) the Company risks fines and penalties for violation of securities laws concerning its accounting practices, the loss of an independent auditor, its failure to make timely SEC filings and its failure to distribute CDEX stock in accordance with the terms of a contract. In addition, the Company will face increased scrutiny by all applicable federal agencies including the SEC and FBI;

     (b) the Company has already been exposed to SEC investigations, FBI investigations, and possible civil suits alleging securities fraud, exposing the Company to future losses in the millions of dollars due to settlements or judgments in such actions;

     (c) because of the continued course of illegal conduct by the senior officers and directors of Loch Harris, the Company will likely experience greater difficulty and higher costs in future efforts to raise funds in the securities markets, as well as additional scrutiny by the SEC and comparable state regulators; and

     (d) the Company was further injured by the waste of valuable corporate assets, loss of goodwill and business opportunities that were proximately caused by the individual defendants' misconduct.

48. Loch Harris has been seriously and irreparably damaged by the wrongs alleged herein and is entitled to equitable relief in the nature of a mandatory injunction.

Original Petition and Jury Demand - Page 13

                                XIII. JURY DEMAND


50.  Plaintiff  hereby  demands  a  trial  by  jury.

     WHEREFORE,  PREMISES  CONSIDERED,  Plaintiffs  demand  judgment as follows:

     (a) against each named defendant and in favor of the Company for the amount of damages sustained by the Company as a result of the breaches of fiduciary duty by each defendant;

     (b) against each named defendant and in favor of the Company for damages sustained as a result of their gross negligence;

     (c) directing defendants to conduct a stockholder meeting at which stockholders would have an opportunity to vote on a new slate of directors;

     (d)  awarding  equitable  relief  to  plaintiffs;

     (e) awarding the costs and disbursements of this action, including reasonable attorneys' fees, accountants' and experts' fees, costs, and expenses; and

     (f) granting such other and further relief as may be deemed just and proper.

                                          Respectfully submitted,

                                          TAYLOR & DUNHAM, L.L.P.
                                          327 Congress Avenue, Suite 600
                                          Austin, Texas 78701
                                          (512) 473-2257 Telephone
                                          (512) 478-4409 Facsimile


                                          By:  /s/  Donald R. Taylor
                                             -----------------------------------
                                               Donald R. Taylor
                                               State Bar No. 19688800
                                               Miguel S. Rodriguez
                                               State Bar No. 24007938
                                               ATTORNEYS FOR PLAINTIFF



Original Petition and Jury Demand - Page 14

                                          Of Counsel:

                                          WECHSLER HARWOOD HALEBIAN
                                          & FEFFER LLP
                                          Matthew M. Houston, Esq.
                                          Scott A. Kamber, Esq.
                                          488 Madison Avenue, 8th Floor
                                          New York, NEW YORK 10022
                                          (212) 935-7400  Telephone



Original Petition and Jury Demand - Page 15

                                  VERIFICATION

     STATE OF TEXAS       )
                          )   ss.
     COUNTY OP            )


     I, Robert Stewart, being duly sworn,  depose and say:

     I am one of the plaintiffs in this action. I have read the foregoing Verified Derivative Complaint and know the contents thereof; the same is true to my own knowledge.


                                            /s/  Robert Stewart
                                            ------------------------------
                                            Robert Stewart


Sworn to before me this
18th day of January, 2002
----



/s/ Carol Lumpkins
-------------------------      [GRAPHIC OMITTED] CAROL LUMPKINS
   Notary Public                                 Notary Public, State of Texas
                                                 My Commission Expire 05-02-2004

                                  VERIFICATION

     STATE OF TEXAS       )
                          )   ss.
     COUNTY OP            )


     I, Mari L. Stassi, being duly sworn, depose and say:

     I am one of the plaintiffs in this action. I have read the foregoing Verified Derivative Complaint and know the contents thereof: the same is true to my own knowledge.


                                            /s/  Mari Lynn Stassi
                                            ------------------------------
                                            Mari Lynn Stassi


Sworn to before me this
18th day of January, 2002
----

/s/ Lori L. Havey
-------------------------
Notary Public